TIFF INVESTMENT PROGRAM, INC. (TIP)

Supplement Dated January 10, 2012
to the Prospectus Dated April 29, 2011

This supplement provides new and additional information to the prospectus and replaces any previous supplements to the April 29, 2011 prospectus.

As of April 1, 2011, TIFF International Equity Fund (“IEF”) and TIFF US Equity Fund (“USEF”) were closed to new members and to additional investments from existing members.  Subsequently, a Plan of Liquidation and Dissolution that provides for the final liquidation of IEF and USEF was approved for each fund.  The liquidations have been completed and IEF and USEF are no longer available.

At a special meeting of members of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”) held on May 23, 2011, members of MAF approved an Amended and Restated Advisory Agreement (“New Advisory Agreement”) between TIFF Investment Program, Inc. (“TIP”), on behalf of MAF, and TIFF Advisory Services, Inc. (“TAS”).  As a result of the approval of the New Advisory Agreement, the following fee schedule became effective on June 1, 2011, for investment advisory services provided to MAF by TAS:

	Breakpoint (Net Assets)	Rate Per Annum
First	$1,000,000,000	0.25%
Next	$1,000,000,000	0.23%
Next	$1,000,000,000	0.20%
Over	$3,000,000,000	0.18%

On July 18, 2011, the Board of Directors of TIP (“Board”) approved a new Money Manager Agreement for TIFF Multi-Asset Fund and a new Money Manager Agreement for TIFF International Equity Fund (“IEF”) with existing money manager, Mondrian Investment Partners Limited (“Mondrian”), effective immediately.  In July 2011, Mondrian completed a restructuring transaction that resulted in a change of control of Mondrian.  As a result of the change of control of Mondrian, the Money Manager Agreements that were in effect between Mondrian and TIP for MAF and IEF automatically terminated upon the date of the transaction.  The new Money Manager Agreements replaced the terminated agreements.  The fees payable under the new Money Manager Agreements are the same as those payable under the terminated agreements and the new Money Manager Agreements are substantially similar to the terminated agreements in all material respects.  The nature, quality, and extent of services provided by Mondrian, and the personnel providing such services, are not expected to change under the new Money Manager Agreements.  Mondrian is one of multiple external money managers managing assets for MAF and formerly IEF.

Effective November 10, 2011, Westport Asset Management, Inc. ceased managing assets for Multi-Asset Fund.

On December 12, 2011, the Board approved a Money Manager Agreement for Multi-Asset Fund with OVS Capital Management LLP (“OVS”), a money manager that is new to MAF.  On the same date, the Board approved a Money Manager Agreement with Lansdowne Partners Limited Partnership (“Lansdowne”) for Multi-Asset Fund.  While the separate account relationship with Lansdowne is new to MAF, MAF has been invested in a privately-offered investment fund managed by an affiliate of Lansdowne since 2006.  Each of the new Money Manager Agreements is dated as of January 1, 2012.

The following information replaces similar disclosures on page 1 of the prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in this prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees [a]	0.82%
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.60%
Total Annual Fund Operating Expenses [a], [b]	1.59%

[a] Management Fees and Total Annual Fund Operating Expenses have been restated to show an estimate of what the fund’s expenses would have been in 2010 had the fee schedule in the New Advisory Agreement with TAS and the new Money Manager Agreements with OVS and Lansdowne been in effect during 2010.  With respect to OVS, the restated fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based portion of the fee schedule.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$262	$604	$970	$1,999

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$211	$549	$911	$1,930

The following paragraph is added to the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 22 of the prospectus, after the description of Brookfield Investment Management Inc. and before the description of Marathon Asset Management, LLP:

Lansdowne Partners Limited Partnership primarily invests in the equity securities of large-cap companies in developed markets which are identified as being mispriced, either in absolute terms or relative to other large-cap companies in developed markets.  The manager identifies investment opportunities through in-depth fundamental research and analysis.  The investment approach is expected to result in a relatively concentrated portfolio, with a focus on maximizing returns relative to risk.

The following paragraph is added to the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 22 of the prospectus, after the description of Mondrian Investment Partners Limited and before the description of Shapiro Capital Management LLC:

OVS Capital Management LLP seeks to deliver superior risk-adjusted returns, with limited correlation to equity or other major market indices, over the medium term by managing an account of long and short event-driven positions, primarily using equity securities traded on European exchanges.  These investments may be taken directly or indirectly through over-the-counter swaps or similar contracts or through options.  OVS aims to invest in a market-neutral manner, seeking to minimize equity market, interest rate, and foreign exchange exposure using other instruments and certain hedging techniques.

The following information replaces similar disclosures in the Money Managers section entitled “Performance-Based Fees” on page 32 of the prospectus:

Performance-Based Fees.  Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement.  Generally, these arrangements specify a minimum fee (floor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum).  Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point.  The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level.  The performance-based fee arrangement with respect to certain assets managed by three money managers does not embody the concept of a fulcrum fee.  Rather, in two of those cases, the money manager is entitled to a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark.  In the third case, the money manager is entitled to a specified percentage of the amount by which the portfolio appreciates annually, provided that the dollar amount of prior year losses, if any, has been recovered.  Total returns are computed over rolling time periods of varying lengths.  Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

The following paragraph is added to the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 33 of the prospectus, after the description of Brookfield Investment Management Inc. and before the description of Marathon Asset Management, LLP:

Lansdowne Partners Limited Partnership (15 Davies Street, London, England W1K 3AG) is compensated based on assets.  The manager receives 0.80% per year on all assets comprising the portfolio.  Peter Davies (Co-Head of UK Strategy) and Stuart Roden (Co-Head of UK Strategy) have been portfolio managers with Lansdowne since 2001.  Lansdowne has managed assets for the fund since 2012.

The following paragraph is added to the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 34 of the prospectus, after the description of Mondrian Investment Partners Limited and before the description of Shapiro Capital Management LLC:

OVS Capital Management LLP (24 Upper Brook Street, 4th Floor, London, England W1K 7QB) is compensated in part based on assets and in part based on performance.  Its fee formula entails an asset-based fee of 1.5% per year on all assets comprising the portfolio, payable monthly, and a performance fee, payable annually.  For the performance fee, OVS will receive 15% of the amount by which its Multi-Asset Fund portfolio appreciates annually, provided that the dollar amount of prior year losses, if any, has been recovered.  Sam Morland (Principal and Chief Investment Officer) founded OVS Capital Management in 2010.  Prior to founding OVS, he was Portfolio Manager and Partner of HBK Investments and Chief Executive Officer of HBK Europe.  OVS has managed assets for the fund since 2012.

The following information replaces similar disclosures in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 35 of the prospectus:

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on Multi-Asset Fund’s average daily net assets.  Effective June 1, 2011, the manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion.  Prior to June 1, 2011, the manager received 0.20% per year on the first $500 million; 0.18% on the next $500 million; 0.15% on the next $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; and 0.09% on amounts above $2.5 billion.

John Thorndike (Deputy Chief Investment Officer, Marketable Investments), who serves as portfolio manager to MAF, joined TAS in 2004.  Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College.  Mr. Thorndike consults regularly with Larry Lebowitz, TAS’s President and Chief Investment Officer and TIP’s Chief Investment Officer, and Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

Please retain this supplement with your records.